GUARANTEE

This GUARANTEE (this “Guarantee”), dated as of April 1, 2005, is executed and delivered by Weider Health and Fitness, a Nevada corporation (“Guarantor”), in favor of Weider Nutrition International, Inc., a Delaware corporation (“WNI”), and Weider Nutrition Group, Inc., a Utah corporation (“WNG”) (each of WNI and WNG being a “Seller” and collectively, the “Sellers”), in light of the following:

WHEREAS, Sellers and Weider Global Nutrition, LLC, a Nevada limited liability company (“Buyer”), are parties to that certain Stock and Asset Purchase Agreement dated as of April 1, 2005 (as amended, restated or otherwise modified from time to time, the “Purchase Agreement”), the Transition Services Agreement dated as of April 1, 2005, the Name License Agreement dated as of April 1, 2005 and the other agreements and documents entered into pursuant thereto (collectively, as amended, restated or otherwise modified from time to time, the “Purchase Documents”);

WHEREAS, pursuant to the Purchase Agreement, Buyer has agreed to purchase all of the assets of Sellers and WNG related to their Weider® branded products business and has offered a promissory note to WNI in the form attached hereto as Exhibit A (as amended, restated or otherwise modified from time to time, the “Promissory Note”) in partial consideration for the Weider® branded assets; and

WHEREAS, in order to induce Sellers to enter into the Purchase Documents and to accept the Promissory Note, Guarantor has agreed to guarantee the Guaranteed Obligations (as defined herein) on the terms and conditions contained herein;

NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Sellers, as follows:

1.  Guaranteed Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Sellers: (a) the full and complete timely performance of each and all of the covenants, agreements, obligations and liabilities of Buyer under each of the Purchase Documents and the Promissory Note; (b) any and all obligations and liabilities of Buyer under the Purchase Documents with respect to indemnification, or any covenant or representation or warranty of Buyer; (c) as and for its own debt, until final and indefeasible payment thereof has been made, the due and punctual payment of the principal of, and interest (including, without limitation, any and all interest which, but for the application of the provisions of the U.S. Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on the obligations owed by Buyer to Sellers pursuant to the terms of the Promissory Note, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise (all such covenants, agreements, liabilities and debts being collectively referred to herein as the “Guaranteed Obligations”); it being the intent of Guarantor that the guarantee set forth herein shall be a guarantee of payment and not a guarantee of collection.

2.  Continuing Guarantee. This Guarantee includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guarantee as to future Guaranteed Obligations. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Sellers, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Sellers in existence on the date of such revocation, (d) no payment by Guarantor or from any other source, prior to the date of such revocation shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of Guarantor hereunder.

3.  Primary Obligations. This Guarantee is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guarantee of payment and performance that shall remain in full force and effect without respect to future changes in conditions. Guarantor agrees that it is directly, jointly and severally with Buyer, liable to Sellers, that the obligations of Guarantor hereunder are independent of the obligations of Buyer or any other guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Buyer or any other guarantor or whether Buyer or any other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Sellers of whatever remedies it may have against Buyer or any other guarantor, or the enforcement of any lien or realization upon any security Sellers may at any time possess. Guarantor agrees that any release that may be given by Sellers to Buyer or any other guarantor shall not release Guarantor or otherwise limit Guarantor’s obligations hereunder. Guarantor consents and agrees that Sellers shall be under no obligation to marshal any property or assets of Buyer or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

4.  Waivers.

(a)  To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under any Purchase Document or the Promissory Note, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to Guarantor’s right to make inquiry of Sellers to ascertain the amount of the Guaranteed Obligations at any reasonable time and from time to time; (iv) notice of any adverse change in the financial condition of Buyer or any other guarantor or of any other fact that might increase Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any Purchase Document or the Promissory Note or any instrument related thereto; (vi) notice of any event of default under any Purchase Document or the Promissory Note; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guarantee) and demands to which Guarantor might otherwise be entitled.

(b)  To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require Sellers to institute suit against Buyer or any other guarantor or to exhaust any rights and remedies that Sellers has or may have against Buyer or any other guarantor. In this regard, Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if such Guaranteed Obligations were directly owing to Sellers by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) of Buyer or any other guarantor or by reason of the cessation from any cause (other than that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid) whatsoever of the liability of Buyer or any other guarantor in respect thereof.

(c)  To the fullest extent permitted by applicable law, Guarantor hereby waives: (i) any rights to assert against Sellers any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Buyer or any other guarantor or any other party liable to Sellers; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Sellers; (iv) the benefit of any statute of limitations affecting Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor’s liability hereunder and (v) any defense arising by any lack of validity or enforceability of any of the Purchase Documents or the Promissory Note.

(d)  Until such time as all of the Guaranteed Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) Guarantor hereby waives and postpones any right of subrogation which Guarantor has or may have as against Buyer or any other guarantor with respect to the Guaranteed Obligations; (ii) in addition, Guarantor hereby waives and postpones any right to proceed against Buyer, any other guarantor, or any other person, now or hereafter, for contribution, indemnity, exoneration, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guaranteed Obligations; and (iii) in addition, Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Buyer or any other guarantor.

(e)  WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTEE, GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY

UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE §§ 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, 2850 AND 3433 AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

(f)  WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTEE, GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY SELLERS, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTEED OBLIGATION, HAS DESTROYED GUARANTOR’S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST BORROWER BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

5.  Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Sellers may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of any of the Purchase Documents or the Promissory Note or may grant other indulgences to Buyer or any other guarantor in respect thereof, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guarantee of the Guaranteed Obligations, or any portion thereof.

6.  No Election. Sellers shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Sellers to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Sellers’ right to proceed in any other form of action or proceeding or against other parties unless Sellers have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Sellers under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantor under this Guarantee except to the extent that Sellers finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

7.  Indefeasible Payment. The Guaranteed Obligations shall not be considered indefeasibly paid for purposes of this Guarantee unless and until all payments to Sellers are no longer subject to any right on the part of any person whomsoever, including Buyer, Buyer as a debtor in possession, or any trustee (whether appointed under the U.S. Bankruptcy Code or otherwise) of Buyer’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof in any bankruptcy, insolvency, or similar proceeding, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Sellers is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Sellers are required to repay plus any and all costs and expenses (including attorneys fees) paid by Sellers in connection therewith.

8.  Financial Condition of Buyer. Guarantor further represents and warrants to Sellers that it has read and understands the terms and conditions of any of the Purchase Documents and the Promissory Note. Guarantor hereby covenants that it will continue to keep itself informed of each of Buyer’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

9.  Non-Competition Covenant. Guarantor further acknowledges and agrees that it has read and understands the non-competition covenant contained in Section 5.11 of the Purchase Agreement. Guarantor further agrees and covenants to be bound by the obligations and duties contained in Section 5.11 of the Purchase Agreement. For purposes of this Guarantee, Guarantor agrees to comply with the terms of Section 5.11 of the Purchase Agreement as if the terms thereof were incorporated herein and to treat every reference to Buyer therein as if it were a reference to Guarantor.

10.  Payments; Application. All payments to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including reasonable attorneys fees) incurred by Sellers in enforcing this Guarantee or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Sellers constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

11.  Attorneys Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other costs and expenses which may be incurred by Sellers in the enforcement of this Guarantee or in any way arising out of, or in connection with the protection or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

12.  Notices. Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement shall be in writing and made in accordance with the terms of the Purchase Agreement.

13.  Cumulative Remedies. No remedy under this Guarantee is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guarantee and those provided by law. No delay or omission by Sellers to exercise any right under this Guarantee shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Sellers to exercise, and no delay in exercising, any right under this Guarantee shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guarantee preclude any other or further exercise thereof or the exercise of any other right.

14.  Severability of Provisions. Any provision of this Guarantee which is prohibited or unenforceable under applicable law against Guarantor shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

15.  Entire Agreement; Amendments. This Guarantee constitutes the entire agreement between Guarantor and Sellers pertaining to the subject matter contained herein. This Guarantee may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Sellers. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guarantee shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies of the Sellers hereunder.

16.  Successors and Assigns. This Guarantee shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Sellers; provided, however, Guarantor shall not assign this Guarantee or delegate any of its duties hereunder without Sellers’ prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Sellers, the rights and benefits herein conferred upon Sellers shall automatically extend to and be vested in such assignee or other transferee.

17.  Choice of Law and Venue.

THE VALIDITY OF THIS GUARANTEE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, EXCLUSIVE OF CONFLICTS OF LAWS PRINCIPLES.

THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTEE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, OR AT THE SOLE OPTION OF GUARANTEED PARTY, IN ANY OTHER COURT IN WHICH GUARANTEED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF GUARANTOR AND GUARANTEED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Guarantee as of the date first written above.

WEIDER HEALTH AND FITNESS
as Guarantor

By:_____________________________________
Name:
Title:

WEIDER NUTRITION INTERNATIONAL, INC.
as Guaranteed Party

By:________________________________________
Name:
Title:

WEIDER NUTRITION GROUP, INC.
as Guaranteed Party

By:________________________________________
Name:
Title:

Exhbit A

Promissory Note of Buyer